Exhibit 99.1

Mitsubishi UFJ Securities 2012 Utility Day

September 11, 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance. 2

BUSINESS MODEL STRONG—- (5% to 7% growth) . . . . 3 Financial Use NOLs to Eliminate Need for “Block” Equity Grow Operating Cash Flow and EPS 5%—7% Business Invest in Utility Create Jobs Enhance Customer Value Improve Environment Reduce O&M Base Rate Increases ^ Inflation Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations . . . . and sustainable with moderate rate increases ^ inflation.

MODEL . . .. . 4 Investment Enablers Self-Imposed Limits Risk Mitigation RESULTS – Consistent Strong Performance . . . . unchanged.

ENABLER—- Needed Capital Investment . . . . (CHART) 5 . . . . grows rate base. 2012 – 2016 Plan $6.6 Billion

6 (CHART) Up to 1,500 MW Shortfall 0 . . . . need looms. ENABLER—- Capacity . . . .

SELF-LIMIT—- Capital Investment . . . . 7 . . . . held down for sustainable customer “base rate” increases. 2012 – 2016 Plan Customer rates <2% >4% Opportunity Level $6.6 Billion Faster smart grid Pipe replacements Pole replacements New gas generation × $10 Billion

SELF-LIMIT—- Customer Rate . . . . Renewable surcharge down 85% Headcount – down 7% Health care sharing at 70/30 Labor agreements Productivity up 35% Western coal at 97% O&M cost down 6% in 2012 8 . . . . competitiveness important to the Company. Rate Competiveness Electric (CHART) Base & Surcharges Fuel Rate Reduction Actions Gas (2)% 3% Inflation <1% 1%

2011 over 2006 Electric Non-Fuel O&M Cost ENABLER—- Recent Cost Performance . . . . Three voluntary separation programs Pension prefunding Health care sharing Labor agreements SAP efficiencies Productivity up 35% 9 . . . . best in class. 0% Peer Average up 7% Examples of Cost Reductions             Source: SNL data service

ENABLER—- 2011 Electric Costs . . . . 10 . . . . among the best. 18% Peer Average 22%             Source: SNL data service O&M % Revenue 2% Peer Average 5% Overhead % Revenue

ENABLER—- Future Cost Performance . . . . Consolidating field offices Employee productivity “Classic 7” mothballing Smart Grid Uncollectible account improvements Lower benefit costs 11 . . . . continues to provide sustainable EPS growth. Future O&M Cost Examples of Cost Reductions             Source: SNL data service Flat -6% 2012 2013-2017

ENABLER—- Manage Work . . . . (CHART) . . . . to maximize results for customers and investors. 2012 Adjusted EPS $1.52- $1.55 Warm Winter Recovery $1.52- $1.55 Hot Summer -13¢ -13¢ Customer Reinvestment 12 +13¢ Increased tree trimming 2¢ Generating plant maintenance 3 System hardening 3+ Total reinvestment 7¢ 8¢+ Lower financing & benefit costs 4¢ Lower overhead 4 Efficiencies & other 5 Total recovery 13¢ 13¢

13 ENABLER—- Regulatory Strategy . . . . Michigan investment (jobs) Customer base rates ^ inflation Rate “offsets” Communication and alignment . . . . balances customer interests and investor certainty. 13

Michigan Public Service Commission 14 Recent Organizational Changes: Commissioners Chair: John Quackenbush (7-17) Orjiakor Isiogu (7-13) Greg White (7-15) Michael O’Brien Chief of Staff Gary Kitts Executive Director Bill Stosik Director, Financial Analysis Brian Ballinger Director, Operations Dan Blair Director, Regulated Energy Paul Proudfoot Director, Electric Reliability

ENABLER—- Sales Recovery . . . . 15 Electric Salesa Electric Salesa vs Prior Years . . . . adds rate “headroom”. (CHART) 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Up 9% 1983 & 1984 Up 5% 2010 to 2012 2012 (CHART)             a Weather adjusted -6% +8% +2% +5% First Half 2012 Resid +0.6% Comm +1.1 Indust +7.5 Total +3.0

16 MODEL . .. . . Investment Enablers Self-Imposed Limits Risk Mitigation RESULTS – Consistent Strong Performance . . . . works.

RESULTS—- EPSa and Dividend Growth . . . . 17 . . . . provide for strong TSR. (CHART) $0.81 b             a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock $1.55 $1.52 7% 5% (CHART) Payout 0% 25% 30% 40% 49% 58% 62% 32% 27% 14% 39% 80% EPS Dividend 8% CAGR (Peer Average = 4% Growth) Int’l sale

RESULTS—- Total Shareowner Return . . . . Predictable and visible earnings growth Affordable, sustainable rates Customer focus Needed investment Regulatory support Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation Strong risk mitigation 18 . . . . 9% to 11%. Investment Considerations TSR 9% to 11% EPS Growth Dividend Yield

Key Takeaways . . . . On track for 10th consecutive year of consistent, attractive financial performance Transparent Utility investment plan benefits customers and shareowners Mounting evidence of constructive regulatory environment Michigan economy continues improvement Growing cash flow enables common dividend to grow as earnings grow 19 . . . . strong customer and investor performance.

APPENDIX

Michigan Energy Law . . . . 21 Growth Renewable energy plan Energy optimization Speed File and implement ratemaking Forward test year Risk Mitigation Retail open access cap Decoupling . . . . enables timely rate recovery and mitigates risks. Regulation John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent 2008 Law

Michigan Legislative Proposals . . . . Require a 25% renewable portfolio standard by 2025 Repeal state emergency financial manager Allow construction of eight new casinos Enshrine collective bargaining in constitution Allow home health care workers to unionize Stop the new international bridge Require a two-thirds vote to raise taxes House Bill 5503, by Rep. Mike Shirkey: Estimated 38% cap by 2016 House Bill 5733, by Rep. Ken Horn: Returns to full regulation The bills will “sit side by side on a shelf.” Representative Ken Horn, Chairman of the House Energy & Technology Committee 22 Retail Open Access Cap Seven Ballot Proposals . . . . are costly to customers.

Rate Case Timeline 23 2008 2009 Frequent and streamlined rate case strategy continues. 2010 2011 2012 2008 2009 2010 2011 2012 Filed $214 M Increase Final Order $139 M Self- implement $179 M ELECTRIC GAS Filed $178 M Increase Self- implement $150 M Final Order $146 M Filed $195 M Increase Self- implement $118 M Filed $114 M Increase Self- implement $89 M Final Order $66 M Filed $55 M Increase Final Order Settled $31 M Filed $49 M Increase 78% 97% 74% New Energy Law Self- implement $23 M Final Order Settled $16 M Final Order $118 M 100% 70%

Balanced Generation – Capacity Fuel Mix 24 (CHART) (CHART) Present 2016 (CHART) (CHART) (CHART) Today

$1.5 Billion Environmental Investment . . . . 25 . . . . to comply with state and federal laws and regulations. 2012 – 2016 (bils) 2012 – 2016 (bils) Air NOx $0.1 SO2 0.7 Mercury 0.4 Water 0.1 Solid Waste 0.2 Total $1.5 Expenditures Clean Air Standards Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed Already achieving compliance Mercury and Air Toxics Standard (MATS) Largest five coal units planned to be controlled – around 2,000 MW Retirement or mothballing of smaller coal plants – 950 MW

Renewable Energy Investment Plans . . . . 26 Michigan energy law requires: 10% renewables by 2015 Purchase 50% and build 50% 20-year levelized surcharge Renewable energy surcharge reduced by $57 million annually Plan to invest about $0.5 billion over next five years $235 million, Lake Winds Energy Park under construction . . . . at lower customer costs while maintaining investment.

Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 101 79 136 78 130 524

New customers 31 31 35 40 39 176

Other 93 84 70 73 75 $ 395

Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061

Gas

Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 56 52 47 39 40 234

Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053

Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114

Investment choices:

Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553

Reliability 250 236 249 209 212 1,156

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Michigan’s Economy Recovering . . . . 28 . . . . quicker than anticipated. U.S. Auto Sales             Source: Wardsauto; J.D. Power and LMC Automotive Source: Wardsauto; J.D. Power and LMC Automotive Source: Wardsauto; J.D. Power and LMC Automotive Unemployment Improvements             Source: Bureau of Labor Statistics % 8% (CHART) 14.2

Federal Tax Benefits 29 No need for equity (dilution) through 2016. (CHART) Gross NOLs (bils) $1.3 $1.2 $0.5 $0 $0 $0 “Block” Equity 0 0 0 0 0 0 Net NOLs and Credits

Liquidity (as of 6/30/12) . . . . 30 . . . . strong and conservative. Thicker liquidity than peers Pre-funding Robust backup plan Availability Parent Debt Strategy (CHART) CMS Energy 5-year revolver—2016 Consumers Energy 5-year revolver—2016 5-year revolver—2017 A/R Facility—2012 Cash $523 mils 497 150 250 187 $1.6 Billion 32% Market Cap a             a As of 3/31/12, comparing 18% for peers

2012 Sensitivities . . . . 31             * Less than 0.5¢ or $500,000 a Reflect 2012 sales forecast; weather adjusted Annual Impact Annual Impact Annual Impact Sensitivity EPS OCF (mils) Sales aElectric (38,154 Gwh)Gas (283 Bcf) + 1% + 1 + $0.05+ 0.01 + $20 + 5 Gas prices (NYMEX) + 1.00 * 15 Uncollectible accounts (mils) + 5 0.01 * ROE (authorized)Electric (10.3%)Gas (10.3%) + 20 bps + 20 + 0.02+ 0.01 + 10 + 4 – + – + . . . . on strong performance.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 07/31/12

Reflects early redemption 07/16/12 of $150MM CMS Floating Sr Notes, borrowing of $150MM under CMS Term Loan, $10MM borrowed under Barclay Revolver (CMS), and borrowing of $350MM under CECo Term Loan

F/V	S/U	Maturity or Call Date	Amount (000's)	DEBT/ CO
SHORT-TERM DEBT:				
V	U	03/23/13	$ 350,000	$350MM Term Loan (CECo)
F	U	SHORT-TERM	172,500	5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)
			$ 522,500	
LONG-TERM DEBT:				
F	S	02/15/14	$ 200,000	6% FMBs (CECo)
F	U	05/15/14	250,000	2.75% Sr Notes (CMS)
			$ 450,000	
F	S	03/15/15	$ 225,000	5% FMBs Series N (CECo)
F	U	09/30/15	250,000	4.25% Sr Notes (CMS)
F	S	10/15/15	50,000	2.60% FMBs (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
			$ 650,000	
V	S	03/31/16	$ 35,000	Barclay Revolver (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
V	U	12/15/16	180,000	$180MM Term Loan (CMS)
			$ 565,000	
F	S	02/15/17	$ 250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	10/15/17	100,000	3.21% FMBs (CECo)
F	U	02/15/18	250,000	5.05% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	10/15/20	100,000	3.77% FMBs (CECo)
F	U	03/15/22	300,000	5.05% Sr Notes (CMS)
F	S	05/15/22	375,000	2.85% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)
F	S	10/15/40	50,000	4.97% FMBs (CECo)
			$4,432,700	
			$6,620,200	**TOTAL**
		Various Maturity Dates/No Maturity Date Available:		
			$ 143,306	CECo Securitization Bonds after 07/20/12 payment
			178,731	CECo Capital lease rental commitments as of 06/30/12
			458,218	EnerBank Discount Brokered CDs as of 06/30/12 (CMS)
			(15,034)	CMS Net unamortized discount as of 06/30/12
			(2,931)	CECo Net unamortized discount as of 06/30/12
			$7,382,491	GRAND TOTAL

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

32

Consumers Electric Utility
Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
ELECTRIC REVENUE AND POWER COSTS ($ Millions)					
Residential	**$1,678**	$1,614	$1,387	$1,414	$1,326
Commercial	**1,197**	1,166	1,099	1,129	1,111
Industrial	**784**	749	677	810	775
Other	**39**	40	36	32	30
Total revenue from customers	**$3,698**	$3,569	$3,199	$3,385	$3,242
Wholesale	**21**	20	19	22	23
Intersystem	**43**	99	94	113	92
Retail open access/direct access	**91**	54	31	15	15
Miscellaneous	**60**	60	64	59	71
Total electric utility revenue	**$3,913**	$3,802	$3,407	$3,594	$3,443
Fuel for electric generation	**$559**	$520	$460	$483	$385
Purchased and interchange pow er	**1,348**	1,308	1,232	1,388	1,449
DEPRECIATION AND AMORTIZATION	**$412**	$450	$441	$438	$397
OPERATING INCOME	**$712**	$672	$488	$576	$413
NET INCOME	**$333**	$303	$194	$271	$196
DELIVERIES (Million kWhs)					
System sales					
Residential	**12,931**	12,968	12,386	12,854	13,206
Commercial	**10,903**	11,026	11,211	11,969	12,384
Industrial	**9,544**	9,061	9,290	10,563	11,153
Other	**224**	235	230	225	231
Total sales to ultimate customers	**33,602**	33,290	33,117	35,611	36,974
Wholesale	**332**	325	328	333	496
Retail open access/direct access	**3,901**	4,079	2,326	1,541	1,364
Intersystem	**1,349**	1,394	1,277	1,176	1,329
Total electric system deliveries	**39,184**	39,088	37,048	38,661	40,163
AVERAGE ELECTRIC REVENUE (¢ per kWh)					
Residential	**12.98**	12.45	11.20	11.00	10.04
Commerical	**10.98**	10.58	9.80	9.43	8.98
Industrial	**8.21**	8.27	7.29	7.67	6.95
Other	**17.41**	17.02	15.65	14.22	12.99
Total	**11.01**	10.72	9.66	9.51	8.77
ELECTRIC CUSTOMERS BILLED (At December 31)					
Residential	**1,571,319**	1,569,183	1,566,980	1,584,752	1,575,386
Commercial	**207,490**	210,380	210,223	208,931	211,365
Industrial	**8,691**	8,881	8,770	8,505	8,619
Retail Open Access/Direct Access	**1,078**	1,095	861	642	642
Other	**1,300**	1,287	1,282	2,045	2,025
Total	**1,789,878**	1,790,826	1,788,116	1,804,875	1,798,037
AUTHORIZED RETURN ON EQUITY	**10.70%**	10.70%	10.70%	10.70%	11.15%
EARNED RETURN ON EQUITY-FINANCIAL	**11.00%**	10.60%	6.40%[1]	9.40%	7.50%
RATE BASE ($ Millions)	**$7,442**	$6,815	$6,459	$6,175	$5,407
COOLING DEGREE DAYS [2]					
Normal degree days in calendar year	**584**	571	578	579	545
Actual degree days	**767**	884	379	542	773
Warmer (colder) than normal (%)	**31**	55	(34)	(6)	42
Increase (decrease) from normal in:					
Electric deliveries (millions of kWh)	**513**	855	(461)	146	736

[1] 9.1% excluding Big Rock Decommissioning refund

[2] CDD base 65 degrees, Lansing w eather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

33

Proudly serving Michigan for 125 Years

Consumers Energy

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
FUEL COST ($ per MMBtu)					
Coal	**2.94**	2.51	2.37	2.01	2.04
Oil	**18.55**	10.98	9.59	11.54	8.21
Gas	**4.95**	5.57	6.57	10.94	10.29
Nuclear	**0.00**	0.00	0.00	0.00	0.42
Weighted average for all fuels	**3.18**	2.71	2.56	2.47	2.07
FUEL COST FOR GENERATION (%)					
Coal	**83.5**	88.2	90.6	81.0	97.9
Oil	**2.1**	3.3	2.5	4.1	9.1
Gas	**14.3**	8.4	6.8	14.6	0.9
Nuclear	**0.0**	0.0	0.0	0.0	2.2
Nox allowances	**0.1**	0.1	0.1	0.3	(10.1)
POWER GENERATED (Millions of kWhs)					
Coal	**15,468**	17,879	17,255	17,701	17,903
Oil	**7**	21	14	41	112
Gas	**1,912**	1,043	565	804	129
Nuclear	**0**	0	0	0	1,781
Renewable energy (hydro)	**425**	365	466	454	416
Net pumped storage [1]	**(365)**	(366)	(303)	(382)	(478)
Total net generation	**17,447**	18,942	17,997	18,618	19,863
Purchased and interchange:					
Non-utility generation	**12,674**	12,003	11,538	13,643	12,502
Net interchange power	**6,825**	6,045	6,925	6,653	8,009
Total net purchased and interchange power	**19,499**	18,048	18,463	20,296	20,511
Total net power supply	**36,946**	36,990	36,460	38,914	40,374
POWER GENERATED (%)					
Total net generation	**47.2**	51.2	49.4	47.8	49.2
Non-utility generation	**34.3**	32.4	31.6	35.1	31.0
Net interchange power	**18.5**	16.3	19.0	17.1	19.8
Total net purchased and interchange power	**52.8**	48.8	50.6	52.2	50.8
Total net power supply	**100.0**	100.0	100.0	100.0	100.0
NET DEMONSTRATED CAPABILITY AT PEAK (MW)					
Coal	**2,823**	2,828	2,850	2,850	2,841
Oil and gas	**1,810**	1,814	1,814	1,997	1,459
Combustion turbine	**465**	517	661	661	345
Nuclear	**0**	0	0	0	0
Renewable energy (hydro)	**77**	74	74	73	73
Pumped storage	**955**	955	955	955	955
Total owned generation	**6,130**	6,188	6,354	6,536	5,673
P&I power capability	**2,458**	3,058	2,600	3,050	3,627
Total owned and P&I	**8,588**	9,246	8,954	9,586	9,300
NET DEMONSTRATED CAPABILITY AT PEAK (%)					
Total owned generation	**71.4**	66.9	71.0	68.2	61.0
P&I power capability	**28.6**	33.1	29.0	31.8	39.0
Total owned and P&I	**100.0**	100.0	100.0	100.0	100.0
Peak load (MW) [2]	**8,930**	8,190	7,756	7,705	8,391
Reserve capacity (%)	**4**	11	17	22	12
Nameplate generating capacity (MW) at peak	**6,784**	6,784	6,784	6,784	6,784
Load factor (%) [3]	**50.8**	55.3	55.9	59.2	56.3
Heat rate-average Btu of fuel per net kWh generated	**10,214**	10,132	10,072	10,201	10,198

[1] Consumers' portion of the Ludington pumped storage facility

[2] Includes Retail Open Access customers

[3] Includes bundled service customers

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

34

Proudly serving Michigan for 125 Years
Consumers Energy Count on Us

Consumers Gas Utility
Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
GAS REVENUE AND COST OF GAS ($ Millions)					
Residential	**$1,655**	$1,677	$1,808	$1,971	$1,823
Commercial	**438**	449	511	598	552
Industrial	**89**	88	101	124	113
Other	**3**	3	3	5	6
Total sales revenue	**$2,185**	$2,217	$2,423	$2,698	$2,494
Transportation fees	**60**	53	48	45	44
Miscellaneous	**95**	84	85	84	83
Total gas utility revenue	**$2,340**	$2,354	$2,556	$2,827	$2,621
Cost of gas sold	**1,438**	1,516	1,778	2,079	1,918
Gas utility revenue net of cost of gas	**$902**	$838	$778	$748	$703
DEPRECIATION, DEPLETION AND AMORTIZATION	**$130**	$122	$118	$136	$127
OPERATING INCOME	**$272**	$252	$201	$190	$170
NET INCOME	**$130**	$127	$96	$89	$87
SALES AND DELIVERIES (Bcf)					
Residential	**157**	152	163	171	167
Commercial	**50**	47	52	57	55
Industrial	**11**	10	11	12	12
Other	**-**	-	-	-	-
Total gas sales [1]	**218**	209	226	240	234
Gas transportation deliveries	**119**	108	93	98	107
Total gas sales and transportation deliveries	**337**	317	319	338	341
GAS CUSTOMERS BILLED (at December 31)					
Residential	**1,579,835**	1,576,520	1,574,246	1,577,863	1,580,586
Commercial	**118,215**	117,860	118,199	118,870	119,703
Industrial	**6,721**	6,938	7,073	6,961	7,014
Transportation	**3,179**	3,005	2,725	2,507	2,495
Total customers	**1,707,950**	1,704,323	1,702,243	1,706,201	1,709,798
AVERAGE GAS REVENUE ($ per Mcf)					
Residential	**$10.54**	$11.03	$11.09	$11.53	$10.93
Commercial	**8.76**	9.59	9.83	10.49	10.09
Industrial	**8.09**	9.17	9.18	10.33	9.62
Transportation [2]	**0.82**	0.82	0.82	0.70	0.68
GAS SUPPLY (MMcf)					
Gas Cost Recovery	**188,177**	170,575	206,866	208,296	216,843
Gas Customer Choice	**48,224**	38,806	31,498	24,177	19,520
Total	**236,401**	209,381	238,364	232,473	236,363
WORKING GAS STORAGE CAPACITY (Bcf)	**142**	142	142	142	143
AVERAGE COST OF GAS SOLD ($ per Mcf) [3]					
Gas Cost Recovery	**$6.02**	$6.73	$7.66	$8.36	$7.91
Gas Customer Choice	**6.30**	7.27	7.98	9.99	9.79
AUTHORIZED RETURN ON EQUITY	**10.50%**	10.55%	10.55%	10.55%	10.75%
EARNED RETURN ON EQUITY-FINANCIAL	**10.50%**	10.90%	9.90%	9.20%	9.20%
RATE BASE ($ Millions)	**$3,110**	$2,867	$2,778	$2,638	$2,444
HEATING DEGREE DAYS [4]					
Normal degree days in calendar year	**6,678**	6,731	6,732	6,741	6,767
Actual degree days	**6,606**	6,305	6,913	6,965	6,548
Colder (warmer) than normal (%)	**(1.1)**	(6.3)	2.7	3.3	(3.2)
Increase (decrease) from normal in:					
Gas deliveries (Bcf)	**(0.4)**	(6.4)	4.8	4.1	(6.3)

[1] Includes Gas Customer Choice sales
[2] Average gas revenue for transportation excludes amounts related to MCV and off-system transportation
[3] Includes pipeline transportation charges
[4] HDD base 65 degrees, seven weather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

35

Enterprises & EnerBank
CMS ENERGY

Independent Power Production

Plant	Fuel	Ownership Interest	Gross Capacity	In-Service Year	Capacity Under LT Contract	State
Craven	Wood	50%	50	1990	100%	NC
DIG	Natural Gas	100	710	2001	20	MI
Filer City	Coal	50	73	1990	100	MI
Genesee	Wood	50	40	1996	100	MI
Grayling	Wood	50	38	1992	100	MI
MI Power	Natural Gas	100	224	1999	59	MI
Net MW Owned by CMS			1,035			


Michigan Power (Livingston)
Grayling
Filer City
Genesee
EnerBank HQ
Michigan Power (Kalamazoo River)
DIG
Renewables
Other
Craven

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

36

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2011
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$135	$100	$139	$41	$415

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(28)	*	1	(27)
Corporate interest and other	—	(4)	—	*	(4)
Discontinued operations income	(2)	*	*	*	(2)

Adjusted income - non-GAAP	$133	$68	$139	$42	$382

Average shares outstanding, basic	250.0	250.3	251.3	251.7	250.8
Average shares outstanding, diluted	261.7	261.9	263.9	265.5	263.4

Reported earnings per share - GAAP	$0.52	$0.38	$0.53	$0.15	$1.58

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(0.11)	*	*	(0.11)
Corporate interest and other	—	(0.01)	—	*	(0.01)
Discontinued operations income	(0.01)	*	*	*	(0.01)

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53	$0.15	$1.45

(In millions, except per share amounts)	2012
	1Q	2Q
Reported net income - GAAP	$67	$100

After-tax items:
Electric and gas utility	36	7
Enterprises	1	1
Corporate interest and other	—	—
Discontinued operations income	(7)	*

Adjusted income - non-GAAP	$97	$108

Average shares outstanding, basic	255.6	261.2
Average shares outstanding, diluted	266.9	268.2

Reported earnings per share - GAAP	$0.25	$0.37

After-tax items:
Electric and gas utility	0.14	0.03
Enterprises	0.01	*
Corporate interest and other	—	—
Discontinued operations income	(0.03)	*

Adjusted earnings per share - non-GAAP	$0.37	$0.40

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2012 A-1